SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 18, 2002


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                       1-9494                  13-3228013
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
       incorporation)                                     Identification Number)


  727 Fifth Avenue, New York, New York                              10022
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000

Item 5. Other Events.

     On July 18, 2002, the Registrant issued $100,000,000 of Senior Notes, consisting of $40,000,000 6.15% Series C Notes due July 18, 2009 and $60,000,000 6.56% Series D Notes due July 18, 2012. The proceeds of the Notes will be used for general corporate purposes, including seasonal working capital needs, and the redemption of the Registrant's $51,500,000 7.52% Senior Notes due January 31, 2003.













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


Item 6            Exhibits

10.122b Guarantee by Tiffany & Co. of the obligations under the Agreement referred to in Exhibit 10.122 above, dated April 3, 1996.

10.122c Amendment No. 2 to Guarantee referred to in Exhibit 10.122b above, dated October 15, 1999.

10.122d Amendment No. 3 to Guarantee referred to in Exhibit 10.122b above, dated July 16, 2002.

10.132 Form of Note Purchase Agreement between Registrant and various institutional note purchasers with Schedules B, 5.14 and 5.15 and Exhibits 1A, 1B and 4.7 thereto, dated as of July 18, 2002 in respect of Registrant's $40,000,000 principal amount 6.15% Series C Notes due July 18, 2009 and $60,000,000 principal amount 6.56% Series D Notes due July 18, 2012.


10.133 Guaranty Agreement dated July 18, 2002 with respect to the Note Purchase Agreements (see Exhibit 10.132 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.











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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              TIFFANY & CO.


                                      BY:     /s/ Patrick B. Dorsey
                                             ___________________________________
                                             Patrick B. Dorsey
                                             Senior Vice President, Secretary
                                             and General Counsel


Date: August 1, 2002











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


ITEM 6            Exhibits

10.122b Guarantee by Tiffany & Co. of the obligations under the Agreement referred to in Exhibit 10.122 above, dated April 3, 1996.

10.122c Amendment No. 2 to Guarantee referred to in Exhibit 10.122b above, dated October 15, 1999.

10.122d Amendment No. 3 to Guarantee referred to in Exhibit 10.122b above, dated July 16, 2002.

10.132 Form of Note Purchase Agreement between Registrant and various institutional note purchasers with Schedules B, 5.14 and 5.15 and Exhibits 1A, 1B and 4.7 thereto, dated as of July 18, 2002 in respect of Registrant's $40,000,000 principal amount 6.15% Series C Notes due July 18, 2009 and $60,000,000 principal amount 6.56% Series D Notes due July 18, 2012.

10.133 Guaranty Agreement dated July 18, 2002 with respect to the Note Purchase Agreements (see Exhibit 10.132 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.












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